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                   VALLEY NATIONAL GASES, INC.

                        2,700,000 SHARES
                          COMMON STOCK
                        ($.001 PAR VALUE)

                     UNDERWRITING AGREEMENT
                     ----------------------

                                     ----------------------, 1997


A.G. Edwards & Sons, Inc.
Oppenheimer & Co., Inc.
  As Representatives of the Several Underwriters
    c/o A.G. Edwards & Sons, Inc.
    One North Jefferson Avenue
    St. Louis, Missouri 63103

       The undersigned, Valley National Gases, Inc., a West Virginia corporation (the "Company") and the persons listed on
Schedule I hereto (the "Selling Shareholders"), hereby address you as the representatives (the "Representatives") of each of the persons, firms and corporations listed on Schedule II hereto (collectively, the "Underwriters") and hereby confirm their agreement with the several Underwriters as follows:

       1. DESCRIPTION OF SHARES. The Company proposes to issue and sell to the Underwriters 2,618,000 shares of its Common Stock, par value $0.001 per share, and the Selling Shareholders propose to sell to the Underwriters a total of 82,000 shares of the Company's Common Stock, par value $0.001 per share, as set forth on
Schedule I hereto (such 2,700,000 shares of Common Stock are herein referred to as the "Firm Shares"). Solely for the purpose of covering over-allotments in the sale of the Firm Shares, the Company further proposes to grant to the Underwriters the right to purchase up to an additional 405,000 shares of the Company Common Stock (the "Option Shares"), as provided in Section 3 of this Agreement. The Firm Shares and the Option Shares are herein sometimes referred to as the "Shares" and are more fully described in the Prospectus hereinafter defined.

       2. PURCHASE, SALE AND DELIVERY OF FIRM SHARES. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees and each Selling Shareholder agrees, severally and not jointly, to sell to the Underwriters, and each such Underwriter agrees, severally and not jointly, (a) to purchase from the Company and from each of the Selling Shareholders, pro rata, at a purchase price of $-------- per share, the number of

Firm Shares set forth opposite the name of such Underwriter in
Schedule II hereto and (b) to purchase from the Company any additional number of Option Shares which such Underwriter may become obligated to purchase pursuant to Section 3 hereof.

               The Company and the Selling Shareholders will deliver definitive certificates for the Firm Shares at the office of A.G. Edwards & Sons, Inc., 77 Water Street, New York, New York ("Edwards' Office"), or such other place as you and the Company may mutually agree upon, for the accounts of the Underwriters against payment to the Company and the Selling Shareholders of the purchase price for the Firm Shares sold by them to the several Underwriters by wire transfer in immediately available funds to bank accounts designated by the Company and Selling Shareholders, respectively. The closing shall take place at A.G. Edwards & Sons, Inc., One North Jefferson Avenue, St. Louis, Missouri 63103, or at such other place as may be agreed upon between you and the Company (the "Place of Closing"), at 10:00 a.m., St. Louis time,


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on the third (fourth, if pricing occurs after 3:30 p.m. St. Louis time) full business day following the date of this Agreement, or at such other time and date as you and the Company may agree, such time and date of payment and delivery being herein called the "Closing Date."

               The certificates for the Firm Shares so to be delivered will be made available to you for inspection at Edwards' Office (or such other place as you and the Company may mutually agree upon) at least one full business day prior to the Closing Date and will be in such names and denominations as you may request at least two full business days prior to the Closing Date.

               It is understood that an Underwriter, individually, may (but shall not be obligated to) make payment on behalf of the other Underwriters whose checks shall not have been received prior to the Closing Date for Shares to be purchased by such Underwriter. Any such payment by an Underwriter shall not relieve the other Underwriters of any of their obligations hereunder.

               It is understood that the Underwriters propose to offer the Shares to the public upon the terms and conditions set forth in the Registration Statement hereinafter defined.

       3. PURCHASE, SALE AND DELIVERY OF THE OPTION SHARES. The Company hereby grants options to the Underwriters to purchase from them on a pro rata basis up to 405,000 Option Shares on the same terms and conditions as the Firm Shares; provided, however, that such options may be exercised only for the purpose of covering any over-allotments which may be made by them in the sale of the Firm Shares. No Option Shares shall be sold or delivered unless the Firm Shares previously have been, or simultaneously are, sold and delivered.

               The options are exercisable on behalf of the several Underwriters by you, as Representatives, at any time, and from time to time, before the expiration of 30 days from the date of this Agreement, for the purchase of all or part of the Option Shares covered thereby, by notice given by you to the Company in the manner provided in Section 13 hereof, setting forth the number of Option Shares as to which the Underwriters are exercising the options, and the date of delivery of said Option Shares, which date shall not be more than five (5) business days after such notice unless otherwise agreed to by the parties. You may terminate the options at any time, as to any unexercised portion thereof, by giving written notice to the Company to such effect.

               You, as Representatives, shall make such allocation of the Option Shares among the Underwriters as may be required to eliminate purchases of fractional Shares.

               Delivery of the Option Shares with respect to which the options shall have been exercised shall be made to or upon your order at Edwards' Office (or at such other place as you and the Company may mutually agree upon), against payment by you of the per share purchase price to the Company by wire transfer in immediately available funds to a bank account designated by the Company. Such payment and delivery shall be made at 10:00 a.m., St. Louis time, on the date designated in the notice given by you as above provided for, unless some other date and time are agreed upon, which date and time of payment and delivery are called the "Option Closing Date." The certificates for the Option Shares so to be delivered will be made available to you for inspection at Edwards' Office at least one full business day prior to the Option Closing Date and will be in such names and denominations as you may request at least two (2) full business days prior to the Option Closing Date. On the Option Closing Date, the Company shall provide the Underwriters such representations, warranties, opinions and covenants with respect to the Option Shares as are required to be delivered on the Closing Date with respect to the Firm Shares.

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       4.      REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE
COMPANY AND THE SELLING SHAREHOLDERS.

               (a) The Company represents and warrants to and agrees with each Underwriter that:

                      (i)     A registration statement
                              (Registration No. 333-                )
                                                    ----------------
                              on Form S-1 with respect to the
                              Shares, including a preliminary
                              prospectus, and such amendments to
                              such registration statement as may
                              have been required to the date of
                              this Agreement, has been carefully
                              prepared by the Company pursuant to
                              and in conformity with the
                              requirements of the Securities Act
                              of 1933, as amended (the "Act"), and
                              the Rules and Regulations (the
                              "Rules and Regulations") of the
                              Securities and Exchange Commission
                              (the "Commission") thereunder and
                              has been filed with the Commission
                              under the Act.  Copies of such
                              registration statement, including
                              any amendments thereto, each related
                              preliminary prospectus (meeting the
                              requirements of Rule 430 or 430A of
                              the Rules and Regulations) contained
                              therein, the exhibits, financial
                              statements and schedules have
                              heretofore been delivered by the
                              Company to you.  If such
                              registration statement has not
                              become effective under the Act, a
                              further amendment to such
                              registration statement, including a
                              form of final prospectus, necessary
                              to permit such registration
                              statement to become effective will
                              be filed promptly by the Company
                              with the Commission.  If such
                              registration statement has become
                              effective under the Act, a final
                              prospectus containing information
                              permitted to be omitted at the time
                              of effectiveness by Rule 430A of the
                              Rules and Regulations will be filed
                              promptly by the Company with the
                              Commission in accordance with Rule
                              424(b) of the Rules and Regulations.
                              The term "Registration Statement" as
                              used herein means the registration
                              statement as amended at the time it
                              becomes or became effective under
                              the Act (the "Effective Date"),
                              including financial statements and
                              all exhibits and, if applicable, the
                              information deemed to be included by
                              Rule 430A of the Rules and
                              Regulations.  The term "Prospectus"
                              as used herein means (i) the
                              prospectus as first filed with the
                              Commission pursuant to Rule 424(b)
                              of the Rules and Regulations, or
                              (ii) if no such filing is required,
                              the form of final prospectus
                              included in the Registration
                              Statement at the Effective Date, or
                              (iii) if a Term Sheet or Abbreviated
                              Term Sheet (as such terms are
                              defined in Rules 434(b) and 434(c),
                              respectively, of the Rules and
                              Regulations) is filed with the
                              Commission pursuant to Rule
                              424(b)(7) of the Rules and
                              Regulations, the Term Sheet or
                              Abbreviated Term Sheet and the last
                              Preliminary Prospectus filed with
                              the Commission prior to the time the
                              Registration Statement became
                              effective, taken together.  The term
                              "Preliminary Prospectus" as used
                              herein shall mean a preliminary
                              prospectus as contemplated by Rule
                              430 or 430A of the Rules and
                              Regulations included at any time in
                              the Registration Statement.

                      (ii)    The Commission has not issued, and
                              is not to the knowledge of the
                              Company threatening to issue, an
                              order preventing or suspending the
                              use of any Preliminary Prospectus or
                              the Prospectus nor instituted
                              proceedings for that purpose.  Each
                              Preliminary Prospectus at its date
                              of issue, the Registration Statement
                              and the Prospectus and any
                              amendments or supplements thereto
                              contains or will contain, as the
                              case may be, all

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                              statements which are required to be stated
                              therein by, and in all material respects conform or will conform, as the case may be, to the requirements of, the Act and the Rules and Regulations.
                              Neither the Registration Statement
                              nor any amendment thereto, as of the
                              applicable effective date, and
                              neither the Prospectus nor any
                              supplement thereto contains or will
                              contain, as the case may be, any
                              untrue statement of a material fact
                              or omits or will omit to state any
                              material fact required to be stated
                              therein or necessary to make the
                              statements therein, in the light of
                              the circumstances under which they
                              were made, not misleading; provided,
                              however, that the Company makes no
                              representation or warranty as to
                              information contained in or omitted
                              from the Registration Statement or
                              the Prospectus, or any such
                              amendment or supplement, in reliance
                              upon, and in conformity with,
                              written information furnished to the
                              Company by or on behalf of the
                              Underwriters specifically for use in
                              the preparation thereof.

                      (iii)   The filing of the Registration
                              Statement and the execution and
                              delivery of this Agreement have been
                              duly authorized by the Board of
                              Directors of the Company; this
                              Agreement constitutes a valid and
                              legally binding obligation of the
                              Company enforceable in accordance
                              with its terms (except to the extent
                              the enforceability of the
                              indemnification and contribution
                              provisions of Section 7 hereof may
                              be limited by public policy
                              considerations as expressed in the
                              Act as construed by courts of
                              competent jurisdiction, and except
                              as enforceability may be limited by
                              bankruptcy, insolvency,
                              reorganization, moratorium and other
                              laws affecting creditors' rights
                              generally and by general principles
                              of equity); the issue and sale of
                              the Shares by the Company and the
                              performance of this Agreement and
                              the consummation of the transactions
                              herein contemplated will not result
                              in a violation of the Company's
                              Articles of Incorporation or Bylaws
                              or result in a breach or violation
                              of any of the terms and provisions
                              of, or constitute a default under,
                              or result in the creation or
                              imposition of any lien, charge or
                              encumbrance upon any properties or
                              assets of the Company under any
                              statute, or under any indenture,
                              mortgage, deed of trust, note, loan
                              agreement, sale and leaseback
                              arrangement or other agreement or
                              instrument to which the Company is a
                              party or by which it is bound or to
                              which any of the properties or
                              assets of the Company is subject, or
                              any order, rule or regulation of any
                              court or governmental agency or body
                              having jurisdiction over the Company
                              or its properties, except to such
                              extent as does not materially
                              adversely affect the business of the
                              Company; no consent, approval,
                              authorization, order, registration
                              or qualification of or with any
                              court or governmental agency or body
                              is required for the consummation of
                              the transactions herein
                              contemplated, except such as may be
                              required by the National Association
                              of Securities Dealers, Inc. (the
                              "NASD") or under the Act or Rules
                              and Regulations or any state
                              securities laws.

                      (iv)    Except as described in the
                              Prospectus, the Company has not
                              sustained since the date of the
                              latest audited financial statements
                              included in the Prospectus any
                              material loss or interference with
                              its business from fire, explosion,
                              flood or other calamity, whether or
                              not covered by insurance, or from
                              any labor dispute or court or
                              governmental action, order or
                              decree.  Except as contemplated in
                              the Prospectus, subsequent to the
                              respective dates as of

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                              which information is given in the
                              Registration Statement and the
                              Prospectus, the Company has not
                              incurred any material liabilities or
                              material obligations, direct or
                              contingent, other than in the
                              ordinary course of business, or
                              entered into any material
                              transactions not in the ordinary
                              course of business, and there has
                              not been any material change in the
                              capital stock or long-term debt of
                              the Company or any material adverse
                              change in the condition (financial
                              or other), net worth, business,
                              affairs, management, prospects or
                              results of operations of the
                              Company.  The Company has filed all
                              necessary federal, state and foreign
                              income and franchise tax returns and
                              paid all taxes shown as due thereon;
                              all tax liabilities are adequately
                              provided for on the books of the
                              Company except to such extent as
                              would not materially adversely
                              affect the business of the Company;
                              the Company has made all necessary
                              payroll tax payments and are current
                              and up-to-date as of the date of
                              this Agreement; and the Company has
                              no knowledge of any tax proceeding
                              or action pending or threatened
                              against the Company which might
                              materially adversely affect its
                              business or property.

                      (v)     Except as described in the
                              Prospectus, there is not now pending
                              or, to the knowledge of the Company
                              or the Selling Shareholders,
                              threatened or contemplated, any
                              action, suit or proceeding to which
                              the Company is a party before or by
                              any court or public, regulatory or
                              governmental agency or body which
                              might be expected to result
                              (individually or in the aggregate)
                              in any material adverse change in
                              the condition (financial or other),
                              business or prospects of the
                              Company, or might be expected to
                              materially and adversely affect
                              (individually or in the aggregate)
                              the properties or assets thereof.

                      (vi)    The Company has duly and validly
                              authorized capital stock as
                              described in the Prospectus; all
                              outstanding shares of Common Stock
                              of the Company and the Shares
                              conform, or when issued will
                              conform, to the description thereof
                              in the Registration Statement and
                              the Prospectus and have been, or,
                              when issued and paid for will be,
                              duly authorized, validly issued,
                              fully paid and nonassessable; and
                              the issuance of the Shares to be
                              purchased from the Company hereunder
                              is not subject to preemptive rights.
                              All offers and sales of the
                              securities of the Company during the
                              past three (3) years were at all
                              relevant times duly registered or
                              exempt from the registration
                              requirements of the Act and were
                              duly registered or the subject of an
                              exemption from the registration
                              requirements of applicable state
                              securities laws.  Except as set
                              forth in the Prospectus, the Company
                              does not have outstanding, and at
                              the Closing Date, will not have
                              outstanding, any options to
                              purchase, or any rights or warrants
                              to subscribe for, or any securities
                              or obligations convertible into, or
                              any contracts, or commitments to
                              issue or sell any shares of Common
                              Stock or any such warrants,
                              convertible securities or
                              obligations.  Except as disclosed in
                              the Prospectus, there are no
                              contracts, agreements or
                              understandings between the Company
                              and any person granting such person
                              the rights to require the Company to
                              file a registration statements under
                              the Act with respect to any
                              securities of the Company owned or
                              to be owned by such person or to
                              require the Company to include such
                              securities in the securities
                              registered pursuant to the
                              Registration

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                              Statement or in any securities
                              being registered pursuant to any
                              other registration statement filed
                              by the Company under the Act.

                      (vii)   The Company has no subsidiaries, and
                              except as described in (xxi) below,
                              it does not conduct business through
                              any other entity.  The Company has
                              been duly incorporated and is
                              validly existing as a corporation in
                              good standing under the laws of West
                              Virginia, with full power and
                              authority (corporate and other) to
                              own, lease and operate its
                              properties and conduct its business
                              as described in the Registration
                              Statement; the Company is duly
                              qualified to do business as a
                              foreign Company and is duly
                              qualified to do business as a
                              foreign corporation in good standing
                              in each state or other jurisdiction
                              in which its ownership or leasing of
                              property or conduct of business
                              legally requires such qualification,
                              except where the failure to be so
                              qualified would not have a material
                              adverse effect on the ability of the
                              Company to conduct its business as
                              described in the Registration
                              Statement.

                      (viii)  Arthur Andersen LLP, the accounting
                              firm which has certified the
                              financial statements filed with the
                              Commission as a part of the
                              Registration Statement, is an
                              independent public accounting firm
                              within the meaning of the Act and
                              the Rules and Regulations.

                      (ix)    1)     The financial statements
                                     (including the condensed
                                     financial statements) and
                                     schedules, including the
                                     notes thereto, included in
                                     the Registration Statement
                                     and the Prospectus with
                                     respect to the Company
                                     comply in all material
                                     respects with the Act and
                                     the Regulations thereunder
                                     and present fairly the
                                     financial position of the
                                     Company as of the dates
                                     indicated and the related
                                     statements of operations,
                                     cash flows and stockholder's
                                     equity of the Company for
                                     the periods specified and
                                     have been prepared in
                                     conformity with generally
                                     accepted accounting
                                     principles applied on a
                                     consistent basis.  The
                                     selected and summary
                                     financial information with
                                     respect to the Company
                                     included in the Registration
                                     Statement and the Prospectus
                                     present fairly the
                                     information set forth
                                     therein in compliance with
                                     the applicable regulations
                                     of the Commission and have
                                     been compiled on a basis
                                     consistent with that of the
                                     audited financial statements
                                     of the Company in the
                                     Registration Statement and
                                     the Prospectus.

                              2)     The financial statements and
                                     schedules of Weldco, Inc.,
                                     including the notes thereto,
                                     included in the Registration
                                     Statement and the Prospectus
                                     comply in all material
                                     respects with the Act and
                                     the Regulations thereunder
                                     and present fairly the
                                     financial position of the
                                     Weldco, Inc. as of the dates
                                     indicated and the related
                                     statements of operations,
                                     cash flows and stockholders'
                                     equity for the periods
                                     specified and have been
                                     prepared in conformity with
                                     generally accepted
                                     accounting principles
                                     applied on a consistent
                                     basis.  The selected and
                                     summary financial
                                     information with respect to
                                     Weldco, Inc. included in the
                                     Registration Statement and
                                     the Prospectus present
                                     fairly the information set
                                     forth therein and in
                                     compliance with the
                                     applicable regulations of
                                     the Commission and have been

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                                     compiled on a basis
                                     consistent with that of the
                                     audited financial statements
                                     of Weldco, Inc. in the
                                     Registration Statement and
                                     the Prospectus.

                              3)     The pro forma condensed
                                     combining financial
                                     statements for the Company
                                     and Weldco, Inc. included in
                                     the Registration Statement
                                     and the Prospectus comply in
                                     form in all material
                                     respects with the applicable
                                     accounting requirements of
                                     Article 11 of Regulation S-X
                                     of the commission and the
                                     pro forma adjustments have
                                     been properly applied to the
                                     historical amounts in the
                                     compilation of those
                                     statements.  The selected
                                     and summary information
                                     included in the Registration
                                     Statement and the Prospectus
                                     present fairly the
                                     information set forth
                                     therein and have been
                                     compiled on a basis
                                     consistent with that of the
                                     pro forma combined condensed
                                     financial statements in the
                                     Registration Statement and
                                     Prospectus.

                      (x)     The Company is not in default with
                              respect to any contract or agreement
                              to which it is a party; provided
                              that this representation shall not
                              apply to defaults which in the
                              aggregate are not materially adverse
                              to the condition, financial or
                              other, or the business or prospects
                              of the Company.

                      (xi)    The Company is not in violation of
                              any other laws, ordinances or
                              governmental rules or regulations to
                              which it is subject, and the Company
                              has not failed to obtain any other
                              license, permit, franchise,
                              easement, consent, or other
                              governmental authorization necessary
                              to the ownership, leasing and
                              operation of its properties or to
                              the conduct of its business, which
                              violation or failure would
                              materially adversely affect the
                              business, operations, affairs,
                              properties, prospects, profits or
                              condition (financial or other) of
                              the Company.  The Company has not,
                              at any time during the past five (5)
                              years, (a) made any unlawful
                              contributions to any candidate for
                              any political office, or failed
                              fully to disclose any contribution
                              in violation of law, or (b) made any
                              payment to any state, federal or
                              foreign government official, or
                              other person charged with similar
                              public or quasi-public duty (other
                              than payment required or permitted
                              by applicable law).

                      (xii)   Except as described in the
                              Prospectus, the Company owns or
                              possess, or can acquire on
                              reasonable terms, adequate patents,
                              patent licenses, trademarks, service
                              marks and trade names necessary to
                              conduct the business now operated by
                              it, and the Company has not received
                              any notice of infringement of or
                              conflict with asserted rights of
                              others with respect to any patents,
                              patent licenses, trademarks, service
                              marks or trade names which, singly
                              or in the aggregate, if the subject
                              of an unfavorable decision, ruling
                              or finding, would have a material
                              adverse effect on the conduct of the
                              business, operations, financial
                              condition or income of the Company.

                      (xiii)  The Company owns no real estate.
                              The Company has good and marketable
                              title to all other property owned by
                              it, free and clear of all liens,
                              encumbrances, restrictions and
                              defects except such as are described
                              in the Registration Statement or do
                              not interfere with the use made and
                              proposed to be made of such
                              property; and any property held
                              under lease or sublease

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

                              by the Company is held under valid,
                              subsisting and enforceable leases or
                              subleases with such exceptions as
                              are not material and do not
                              interfere with the use made and
                              proposed to be made of such property
                              by the Company and the Company has
                              no notice or knowledge of any
                              material claim of any sort which has
                              been, or may be, asserted by anyone
                              adverse to the Company's rights as
                              lessee or sublessee under any lease
                              or sublease described above, or
                              affecting or questioning the
                              Company's rights to the continued
                              possession of the leased or
                              subleased premises under any such
                              lease or sublease in conflict with
                              the terms thereof.

                      (xiv)   Except as described in the
                              Prospectus, there is no factual
                              basis for any action, suit or other
                              proceeding involving the Company or
                              any of its material assets for any
                              failure of the Company, or any
                              predecessor thereof, to comply with
                              any requirements of federal, state
                              or local regulation relating to air,
                              water, solid waste management,
                              hazardous or toxic substances, or
                              the protection of health or the
                              environment.  Except as described in
                              the Prospectus, none of the property
                              leased by the Company is, to the
                              best knowledge of the Company,
                              contaminated with any waste or
                              hazardous substances, and the
                              Company may not be deemed an "owner
                              or operator" of a "facility" or
                              "vessel" which owns, possesses,
                              transports, generates or disposes of
                              a "hazardous substance" as those
                              terms are defined in Section 9601 of the
                              Comprehensive Environmental
                              Response, Compensation and Liability
                              Act of 1980, 42 U.S.C. Section 9601
                              et seq.
                              ------


                      (xv)    No labor disturbance exists with the
                              employees of the Company is imminent
                              which would have a material adverse
                              effect on the Company.

                      (xvi)   The Company has not taken and will
                              not take, directly or indirectly,
                              any action designed to or which
                              might reasonably be expected to
                              cause or result in stabilization or
                              manipulation of the price of the
                              Company's Common Stock, and the
                              Company is not aware of any such
                              action taken or to be taken by
                              affiliates of the Company.

                      (xvii)  The Company is not an "investment
                              company" or a company "controlled"
                              by an "investment company" within
                              the meaning of the Investment
                              Company Act of 1940, as amended.

                      (xviii) The Company's system of internal accounting
                              controls is sufficient to meet the
                              broad objectives of internal accounting control insofar as those objectives pertain to the prevention or detection of errors or irregularities in amounts that would be material in relation to the Company's financial statements; and, except as disclosed in the Prospectus, neither the Company nor any employee or agent of the Company has made any payment of funds of the Company or received or retained any funds in violation of any law, rule or regulation, the receipt or payment of which could have a material adverse effect on the Company.

                      (xix)   There is no document or contract of
                              a character required to be described
                              in the Registration Statement or the
                              Prospectus or to be filed as an
                              exhibit to the Registration
                              Statement that is not described or
                              filed as required.  All
                              such contracts to which the Company is a party has been duly authorized, executed and delivered by the
                              Company constitute valid and binding
                              agreements of the Company and are
                              enforceable by the Company in
                              accordance with the terms thereof.

                      (xx)    Other than as contemplated by this
                              Agreement, there is no broker,
                              finder or other party that is
                              entitled to receive from the Company
                              any brokerage or finder's fee or
                              other fee or commission as a result
                              of any of the transactions
                              contemplated by this Agreement.

                      (xxi)   The Company conducts its business in
                              the State of Pennsylvania through
                              VNG Holding Company, a Pennsylvania
                              business trust (the "Trust"); the
                              Trust has been duly organized and is
                              validly existing under the laws of
                              Pennsylvania and is not required to
                              qualify to do business under the
                              laws of any other jurisdiction; the
                              Company holds a 99% beneficial
                              interest in the Trust free and clear
                              of any mortgage, pledge, lien,
                              encumbrance, charge or adverse claim
                              and is not the subject of any
                              agreement or understanding with any
                              person; no options or other rights
                              to purchase, agreement or other
                              obligations to issue or other rights
                              to convert any obligations into
                              beneficial interests in the Trust
                              are outstanding; and the
                              representations and warranties
                              contained in (v) and (x) through
                              (xv) above are true and correct with
                              respect to the Trust.

               (b)    Each Selling Shareholder severally
                      represents and warrants to and agrees with each Underwriter and the Company that:

                      (i)     All authorizations and consents
                              necessary for the execution and
                              delivery by it of this Agreement and
                              the sale and delivery of the Shares
                              to be sold by such Selling
                              Shareholder hereunder have been
                              given and are in full force and
                              effect on the date hereof and will
                              be in full force and effect on the
                              Closing Date (and, if applicable,
                              the Option Closing Date).

                      (ii)    Such Selling Shareholder has, and on
                              the Closing Date (and, if
                              applicable, the Option Closing Date)
                              will have good and valid title to
                              the Shares to be sold by such
                              Selling Shareholder, free and clear
                              of all liens, mortgages, pledges,
                              encumbrances, claims, equities and
                              security interests whatsoever, and
                              will have, full right, power and
                              authority to enter into this
                              Agreement and to sell, assign,
                              transfer and deliver the Shares to
                              be sold by such Selling Shareholder
                              hereunder.

                      (iii)   Upon delivery of and payment for
                              such Shares hereunder, the several
                              Underwriters (assuming they are bona
                              fide purchasers under the Uniform
                              Commercial Code) will acquire valid
                              and unencumbered title to such
                              Shares to be sold by such Selling
                              Shareholder hereunder, free and
                              clear of all liens, mortgages,
                              pledges, encumbrances, claims,
                              equities and security interests
                              whatsoever.

                      (iv)    The consummation by such Selling
                              Shareholder of the transactions
                              contemplated herein and the
                              fulfillment by such Selling
                              Shareholder of the terms hereof will
                              not result in a violation or breach
                              of any terms or
                              provisions of, or constitute a default under, any indenture, mortgage, deed of trust, note, loan agreement, sale and leaseback arrangement or other agreement or instrument to which such Selling Shareholder is a party, or of any order, rule or regulation applicable to such Selling
                              Shareholder of any court or of any
                              regulatory body of an administrative
                              agency or other governmental body
                              having jurisdiction.

                      (v)     Such Selling Shareholder has not
                              taken and will not take, directly or
                              indirectly, any action designed to
                              or which might be reasonably
                              expected to cause or result in
                              stabilization or manipulation of the
                              price of the Company's Common Stock,
                              and such Selling Shareholder is not
                              aware of any such action taken or to
                              be taken by affiliates of such
                              Selling Shareholder.

                      (vi)    When the Registration Statement
                              becomes effective and at all times
                              subsequent thereto, such information
                              in the Registration Statement and
                              Prospectus and any amendments or
                              supplements thereto as specifically
                              refers to such Selling Shareholder
                              will not contain any untrue
                              statement of a material fact or omit
                              to state any material fact required
                              to be stated therein or necessary to
                              make the statements therein not
                              misleading.

                      (vii)   Certificates in negotiable form
                              representing all of the Shares to be
                              sold by such Selling Shareholder
                              hereunder have been placed in the
                              custody of -----------------------
                              and ------------------------------
                              (the "Custodians") under a
                              Custody Agreement (the "Custody
                              Agreement"), duly executed and
                              delivered by such Selling
                              Shareholder, with the Custodians
                              having the authority to deliver the
                              Shares to be sold by such Selling
                              Shareholder hereunder, and that such
                              Selling Shareholder has duly
                              executed and delivered a Power of
                              Attorney (the "Power of Attorney")
                              appointing ------------------------
                              and -------------------------------
                              as such Selling Shareholder's
                              attorneys-in-fact (the "Attorneys-
                              in-Fact") with the Attorneys-in-Fact
                              having authority to execute and
                              deliver this Agreement on behalf of
                              such Selling Shareholder, to
                              determine the purchase price to be
                              paid by the Underwriters to the
                              Selling Shareholders as provided in
                              Section 2, to authorize the delivery
                              of the Shares to be sold by it
                              hereunder and otherwise to act on
                              behalf of such Selling Shareholder
                              in connection with the transactions
                              contemplated by this Agreement and
                              such Custody Agreement.

                      (viii)  The Shares represented by the
                              certificates held in custody for
                              such Selling Shareholder under the
                              Custody Agreement are subject to the
                              interests of the Underwriters
                              hereunder, and the arrangements made
                              by such Selling Shareholder for such
                              custody, and the appointment by such
                              Selling Shareholder of the
                              Custodians under the Custody
                              Agreement and of the Attorneys-in-
                              Fact by the Power of Attorney, are
                              to that extent irrevocable.

                      (ix)    The obligations of such Selling
                              Shareholders hereunder shall not be
                              terminated by operation of law,
                              whether by the death or incapacity
                              of any individual Selling
                              Shareholder or by the occurrence of
                              any other event, and if any Selling
                              Shareholder should die or become
                              incapacitated, or if any other such
                              event should occur before the
                              delivery of the Shares hereunder,
                              certificates representing the Shares
                              shall be delivered by or on behalf of
                              each Selling Shareholder in
                              accordance with the terms and
                              conditions of this Agreement and of
                              the Custody Agreement, and actions
                              taken by the Custodians pursuant to
                              the Custody Agreement or by the
                              Attorneys-in-Fact pursuant to the
                              Power of Attorney shall be as valid
                              as if such death, incapacity or
                              other event had not occurred,
                              regardless of whether or not the
                              Custodians or Attorneys-in-Fact, or
                              any of them, shall have received
                              notice of such death, incapacity or
                              other event.

                      (x)     Such Selling Shareholder is not
                              prompted to sell shares of Common
                              Stock by any information concerning
                              the Company which is not included in
                              the Registration Statement.

               (c) Any certificate signed by any officer of the Company and delivered to you or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby; and any certificate signed by or on behalf of the Selling Shareholders as such and delivered to you or to counsel for the Underwriters shall be deemed a representation and warranty by the Selling Shareholders to each Underwriter as to the matters covered thereby.

       5. ADDITIONAL COVENANTS. The Company and, where expressly indicated, the Selling Shareholders, covenant and agree with the several Underwriters that:

               (a)    If the Registration Statement is not
                      effective under the Act, the Company will use its best efforts to cause the Registration Statement to become effective as promptly as possible, and it will notify you, promptly after it shall receive notice thereof, of the time when the Registration Statement has become effective. The Company
                      (i) will prepare and timely file with the Commission under Rule 424(b) of the Rules and Regulations, if required, a Prospectus containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rule 430A of the Rules and Regulations or otherwise or a Term Sheet or Abbreviated Term Sheet, as applicable; (ii) will not file any amendment to the Registration Statement or supplement to the Prospectus of which the Underwriters shall not previously have been advised and furnished with a copy or to which the Underwriters shall have reasonably objected in writing or which is not in compliance with the Rules and Regulations; and (iii) will promptly notify you after it shall have received notice thereof of the time when any amendment to the Registration Statement becomes effective or when any supplement to the Prospectus has been filed.

               (b) The Company will advise the Underwriters promptly, after it shall receive notice or obtain knowledge thereof, of any request of the Commission for amendment of the Registration Statement or for supplement to the Prospectus or for any additional information, or of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the use of the Prospectus or of the institution or threatening of any proceedings for that purpose, and the Company will use its best efforts to prevent the issuance of any such stop order preventing or suspending the use of the Prospectus and to obtain as soon as possible the lifting thereof, if issued.

               (c)    The Company will cooperate with the
                      Underwriters and their counsel in
                      endeavoring to qualify the Shares for sale under the securities laws of such jurisdictions as they may have designated and will make such applications, file such documents, and furnish such information as may be necessary for that purpose, provided the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent or to subject itself to taxation as doing business in any jurisdiction where it is not now so taxed. The Company will, from time to time, file such statements, reports, and other documents, as are or may be required to continue such qualifications in effect for so long a period as the Underwriters may reasonably request.

               (d) The Company will deliver to, or upon the order of, the Underwriters, without charge from time to time, as many copies of any Preliminary Prospectus as they may reasonably request. The Company will deliver to, or upon the order of, the Underwriters without charge as many copies of the Prospectus, or as it thereafter may be amended or supplemented, as they may from time to time reasonably request. The Company consents to the use of such Prospectus by the Underwriters and by all dealers to whom the Shares may be sold, both in connection with the offering or sale of the Shares and for such other purposes and for such period of time thereafter as the Prospectus is required by law to be delivered in connection with the offering or sale of the Shares. The Company will deliver to the Underwriters at or before the Closing Date two (2) signed copies of the Registration Statement and all amendments thereto including all exhibits filed therewith, and will deliver to the Underwriters such number of copies of the Registration Statement, without exhibits, and of all amendments thereto, as they may reasonably request.

               (e) If, during the period in which a prospectus is required by law to be delivered by an Underwriter or dealer, any event shall occur as a result of which, in the judgment of the Company or in your judgment or in the opinion of counsel for the Underwriters, it becomes necessary to amend or supplement the prospectus in order to make the statements therein, in light of the circumstances existing at the time the prospectus is delivered to a purchaser, not misleading, or, if it is necessary at any time to amend or supplement the prospectus to comply with any law, the Company promptly will prepare and file with the Commission an appropriate amendment to the Registration Statement or supplement to the prospectus so that the prospectus as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the prospectus will comply with law.

               (f) The Company will make generally available to its stockholders and will file as an exhibit in a report pursuant to the Securities and Exchange Act of 1934, as amended (the "1934 Act"), as soon as it is practicable to do so, but in any event not later than fifteen
                      (15) months after the effective date of the Registration Statement, an earnings statement in reasonable detail, covering a period of at least twelve (12) consecutive months beginning after the effective date of the Registration Statement, which earnings statement shall satisfy the requirements of
                      Section 11(a) of the Act and Rule 158 of the Rules and Regulations and will advise the Underwriters in writing when such statement has been so made available.

               (g) The Company will, for a period of five (5) years from the Closing Date, deliver to the Underwriters at their principal executive offices a reasonable number of copies of annual reports, quarterly reports, current reports and copies of all other documents, reports and information furnished by the Company to its stockholders or filed with any securities exchange pursuant to the requirements of such exchange or with the Commission pursuant to the Act or the 1934
                      Act.  The Company will deliver to the
                      Underwriters similar reports with respect to any significant subsidiaries, as that term is defined in the Rules and Regulations, which are not consolidated in the Company's financial statements. Any report, document or other information required to be furnished under this paragraph (g) shall be furnished as soon as practicable after such report, document or information becomes available.

               (h) The Company will apply the proceeds from the sale of the Shares as set forth in the description under "Use of Proceeds" in the Prospectus, which description complies in all respects with the requirements of Item 504 of Regulation S-K.

               (i) The Company will supply you with copies of all correspondence to and from, and all documents issued to and by, the Commission in connection with the registration of the Shares under the Act.

               (j)    Prior to the Closing Date (and, if
                      applicable, the Option Closing Date), the Company will furnish to you, as soon as they have been prepared, copies of any unaudited interim financial statements of the Company for any periods subsequent to the periods covered by the financial statements appearing in the Registration Statement and the Prospectus.

               (k)    Prior to the Closing Date (and, if
                      applicable, the Option Closing Date),
                      neither the Company nor any Selling
                      Shareholder will issue any press releases or other communications directly or indirectly and will hold no press conferences with respect to the Company the financial condition, results of operations, business, properties, assets or liabilities of the Company, or the offering of the Shares, without your prior written consent.

               (l) The Company will use its best efforts to obtain approval for, and maintain the quotation of the Shares on, the National Association of Securities Dealers, Inc. Automated Quotation/National Market
                      (the "NNM").

               (m) Except pursuant to this Agreement or with the prior written consent of A.G. Edwards & Sons, Inc., the Company will not, and the Company has provided agreements executed by Gary E. West, Lawrence E. Bandi, John R. Bushwack, William A. Indelicato, R. Bruce Kraemer and [the estate of Linda Bott] providing that none of them will, and the Company will use its best efforts to cause its other directors and officers to not, for a period of 180 days from the Effective Date, directly or indirectly sell, contract to sell or otherwise dispose of any shares of the Company's Common Stock, any securities exchangeable for Common Stock or any other rights to acquire such shares without your prior written consent, except for the Shares sold hereunder and except for sales of shares of Common Stock to the Company's employees pursuant to the exercise of options under the Company's stock option plan.

               (n) For a period of 180 days from the Effective Date, the Selling Shareholders will not directly or indirectly sell, contract to sell or otherwise dispose of any shares of the Company's Common Stock or rights to acquire such shares without your prior written consent, except for the Shares sold hereunder.

               (o)    The Company and its subsidiaries will
                      maintain and keep accurate books and records reflecting their assets and maintain internal accounting controls which provide reasonable assurance that (i) transactions are executed in accordance with management's authorization, (ii) transactions are recorded as necessary to permit the preparation of the Company's consolidated financial statements and to maintain accountability for the assets of the Company, (iii) access to the assets of the Company and its subsidiaries is permitted only in accordance with management's authorization, and (iv) the recorded accounts of the assets of the Company are compared with existing assets at reasonable intervals.


       6. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The several obligations of the Underwriters to purchase and pay for the Shares, as provided herein, shall be subject to the accuracy in all material respects, as of the date hereof and as of the Closing Date (and, if applicable, the Option Closing Date), of the representations and warranties of the Company and the Selling Shareholders contained herein, to the performance in all material respects by the Company and the Selling Shareholders of their covenants and obligations hereunder, and to the following additional conditions:

               (a) All filings required by Rule 424 and Rule 430A of the Rules and Regulations shall have been made. No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceeding for that purpose shall have been initiated or, to the knowledge of the Company or any Underwriter, threatened or contemplated by the Commission, and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Underwriters.

               (b) No Underwriter shall have disclosed in writing to the Company on or prior to the Closing Date (and, if applicable, the Option Closing Date), that the Registration Statement or Prospectus or any amendment or supplement thereto contains an untrue statement of fact which, in the opinion of counsel to the Underwriters, is material, or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

               (c) On the Closing Date (and, if applicable, the Option Closing Date), you shall have received the opinion of counsel for the Company, addressed to you and dated the Closing Date (and, if applicable, the Option Closing Date), to the effect that:

                      (i)     The Company has been duly
                              incorporated and is validly existing
                              as a corporation in good standing
                              under the laws of the State of West
                              Virginia with the corporate power
                              and authority to own, lease and
                              operate its properties and conduct
                              its business as described in the
                              Registration Statement; the Company
                              is duly qualified to do business as
                              a foreign corporation in good
                              standing in each state or other
                              jurisdiction in which its ownership
                              or leasing of property or conduct of
                              business legally requires such
                              qualification, except where the
                              failure to be so qualified would not
                              have a material adverse effect on
                              the ability of the Company to
                              conduct its business as described in
                              the Registration Statement.

                      (ii)    The Company has duly and validly
                              authorized capital stock as set
                              forth under the heading
                              "Capitalization" in the Prospectus;
                              all outstanding shares of Common
                              Stock of the Company and the Shares
                              conform to the description thereof
                              in the Prospectus under the heading
                              "Description of Capital Stock", and
                              the outstanding shares of Common
                              Stock have been duly authorized and
                              are validly issued, fully paid and
                              non-assessable; the Shares to be
                              sold by the Company have been duly
                              authorized and, when delivered and
                              paid for in accordance with this
                              Agreement, will be validly issued,
                              fully paid and non-assessable, and
                              the shareholders of the Company have
                              no preemptive rights with respect to
                              the Shares.

                      (iii)   Such counsel has been advised by the
                              staff of the Commission that the
                              Registration Statement has become
                              effective under the Act and, to the
                              knowledge of such counsel no stop
                              order suspending the effectiveness
                              of the Registration Statement has
                              been issued and no proceedings for
                              that purpose have been instituted or
                              are pending or contemplated under
                              the Act.

                      (iv)    The Registration Statement and the
                              Prospectus, and each amendment or
                              supplement thereto, as of their
                              respective effective or issue dates,
                              comply as to form and appear on
                              their face to be appropriately
                              responsive in all material respects
                              to the requirements of the Act and
                              the applicable rules and regulations
                              (except that such counsel need
                              express no opinion as to the
                              financial statements or other
                              financial data).

                      (v)     The descriptions in the Registration
                              Statement and Prospectus of
                              contracts and other documents filed
                              as exhibits to the Registration
                              Statement are accurate in all
                              material respects; all other
                              material agreements between the
                              Company and third parties expressly
                              referenced in the Prospectus are
                              legal, valid and binding obligations
                              of the Company.

                      (vi)    No authorization, approval, consent,
                              order, registration or qualification
                              of or with of any court or
                              governmental body, authority or
                              agency is required with respect to
                              the Company in connection with the
                              transactions contemplated by this
                              Agreement, except such as may be
                              required under the Act or the Rules
                              and Regulations or as may be
                              required by the NASD or under state
                              securities laws in connection with
                              the purchase and distribution of the
                              Shares by the Underwriters.

                      (vii)   The filing of the Registration
                              Statement has been duly authorized
                              by the Board of Directors of the
                              Company.  This Agreement has been
                              duly authorized, executed and
                              delivered by the Company. The
                              performance of this Agreement and
                              the consummation of the transactions
                              herein contemplated will not result
                              in a violation of the Company's
                              Articles of Incorporation or
                              Bylaws or result in a breach or
                              violation of any of the terms and
                              provisions of, or constitute a
                              default under, or result in the
                              creation or imposition of any lien,
                              charge or encumbrance upon any
                              properties or assets of the Company,
                              any statute, or under any indenture,
                              mortgage, deed of trust, note, loan
                              agreement, sale and leaseback
                              arrangement, or any other agreement
                              or instrument known to such counsel
                              to which the Company is a party or
                              by which its bound or to which any of
                              the properties or assets of the
                              Company is subject, or any order,
                              rule or regulation known to such
                              counsel of any court or governmental
                              agency or body having jurisdiction
                              over the Company or its properties,
                              except, in the case of any such
                              violation, breach, default, creation
                              or imposition, to such extent as
                              does not materially adversely affect
                              the business of the Company.

                      (viii)  To the knowledge of such counsel,
                              (a) there are no material
                              (individually, or in the aggregate)
                              legal, governmental or regulatory
                              proceedings pending or threatened to
                              which the Company is a party or of
                              which the business or properties of
                              the Company is the subject which are
                              not disclosed in the Registration
                              Statement and Prospectus; (b) there
                              are no contracts or documents of a
                              character required to be described
                              in the Registration Statement or the
                              Prospectus or to be filed as an
                              exhibit to the Registration
                              Statement which are not described or
                              filed as required; and (c) there are
                              no statutes or regulations required
                              to be described in the Registration
                              Statement or Prospectus which are
                              not described as required.

                      (ix)    To the knowledge of such counsel,
                              the Company holds all licenses,
                              certificates, permits and approvals
                              from all state, federal and other
                              regulatory authorities, and has
                              satisfied in all material respects
                              the requirements imposed by
                              regulatory bodies, administrative
                              agencies or other governmental
                              bodies, agencies or officials, that
                              are required for the Company
                              lawfully to own, lease and operate
                              its properties and conduct its
                              business as described in the
                              Prospectus, and, to the knowledge of
                              such counsel, the Company is
                              conducting its business in
                              compliance in all material respects
                              with all of the laws, rules and
                              regulations of each jurisdiction in
                              which it conducts its business.

                      (x)     The statements made in the
                              Registration Statement under the
                              captions "Dividend Policy",
                              "Capitalization" and "Description of
                              Capital Stock" to the extent that they
                              constitute summaries of documents
                              referred to therein or matters of
                              law or legal conclusions, have been
                              reviewed by such counsel and are
                              accurate summaries and fairly
                              present the information disclosed
                              therein.

                      (xi)    The Company is not, and will not
                              become as a result of the
                              consummation of the transactions
                              contemplated by this Agreement and
                              application of the net proceeds
                              therefrom as described in the
                              Prospectus, required to register as
                              an investment company under the
                              Investment Company Act of 1940.

                      (xii)   Except as described in the
                              Registration Statement, there are no
                              contracts, agreements or
                              understanding known to such counsel
                              between the Company and any person
                              granting such person the right to
                              require the Company to file a
                              registration statement under the Act
                              with respect to any securities of
                              the Company owned or to be owned by
                              such person or to require the
                              Company to include such securities
                              in the securities registered
                              pursuant to the Registration
                              Statement or in any securities being
                              registered pursuant to any other
                              registration statement filed by the
                              Company under the Act.

               Such counsel also shall confirm that in the course of its duties in connection with the preparation of the Registration Statement and Prospectus, nothing came to such counsel's attention that would lead them to believe that either the Registration Statement or Prospectus or any amendment or supplement thereto (other than the financial statements or other financial data as to which such counsel need express no opinion) contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               In rendering the foregoing opinion, such counsel may rely, provided that the opinion shall state that you and they are entitled to so rely, (a) as to matters involving laws of any jurisdiction other than -------------- or the United States, upon opinions addressed to the Underwriters of other counsel satisfactory to them and Peper, Martin, Jensen, Maichel and Hetlage, and (b) as to all matters of fact, upon certificates and written statements of the executive officers of, and accountants for, the Company.

               (d) On the Closing Date (and, if applicable, the Option Closing Date), you shall have received the opinion of counsel to the Selling Shareholders, addressed to you and dated the Closing Date (and, if applicable, the Option Closing Date), to the effect that:

                      (i)     Each Selling Shareholder has duly
                              authorized, executed and delivered
                              the Custody Agreement and Power of
                              Attorney, appointing
                              ------------------ and
                              ------------------ as such Selling
                              Shareholder's Custodians with
                              authority to take custody of and
                              deliver the Shares as represented by
                              certificates on behalf of such
                              Selling Shareholder in connection
                              with the transactions contemplated
                              by this Agreement and the Custody
                              Agreement and appointing
                              ------------------ and -------------
                              as such Selling Shareholder's
                              attorneys-in-fact with authority to
                              execute and deliver this Agreement
                              on behalf of such Selling
                              Shareholder and otherwise to act on
                              behalf of such Selling Shareholder
                              in connection with the transactions
                              contemplated by this Agreement and
                              the Power of Attorney.

                      (ii)    This Agreement has been duly
                              authorized, executed and delivered
                              on behalf of the Selling
                              Shareholders.

                      (iii)   Each Selling Shareholder has full
                              legal right, power and authority to
                              sell, assign, transfer and deliver
                              the Shares to be sold by such
                              Selling Shareholder.

                      (iv)    Each Selling Shareholder has good
                              and valid title to the Shares being
                              sold by such Selling Shareholder
                              hereunder, free and clear of all
                              liens, mortgages, pledges,
                              encumbrances, claims, equities and
                              security interests, and (assuming
                              the underwriters are bona fide
                              purchasers within the meaning of the
                              Uniform Commercial Code) has
                              transferred to the Underwriters good
                              and valid title to the Shares being
                              sold by such Selling Shareholder on
                              the Closing Date (and, if
                              applicable, the Option Closing
                              Date), free and clear of all liens,
                              mortgages, pledges, encumbrances,
                              claims, equities and security
                              interests whatsoever.

               In rendering the foregoing opinion, such counsel may rely, provided that the opinion shall state that you and they are entitled to so rely, (a) as to matters involving laws of any jurisdiction other than --------------- or the United States, upon opinions addressed to the Underwriters of other counsel satisfactory to them and Peper, Martin, Jensen, Maichel and Hetlage, and (b) as to all matters of fact, upon certificates and written statements of the Selling Shareholders.

               (e) You shall have received on the Closing Date (and, if applicable, the Option Closing
                      Date), from Peper, Martin, Jensen, Maichel and Hetlage, counsel to the Underwriters, such opinion or opinions, dated the Closing Date (and, if applicable, the Option Closing
                      Date) with respect to the incorporation of the Company, the validity of the Shares, the Registration Statement, the Prospectus and other related matters as you may reasonably require; the Company and Selling Shareholders shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass on such matters.

               (f) You shall have received at or prior to the Closing Date from Peper, Martin, Jensen, Maichel and Hetlage a memorandum or memoranda, in form and substance satisfactory to you, with respect to the qualification for offering and sale by the Underwriters of the Shares under state securities laws of such jurisdictions as the Underwriters may have designated to the Company.

               (g) On the date of this Agreement and on the Closing Date (and, if applicable, the Option Closing Date), you shall have received from Arthur Andersen LLP, a letter or letters, dated the date of this Agreement and the Closing Date (and, if applicable, the Option Closing Date), respectively, in form and substance satisfactory to you, confirming that they are independent public accountants with respect to the Company within the meaning of the Act and the published Rules and Regulations, and the answer to Item 509 of Regulation S-K set forth in the Registration Statement is correct insofar as it relates to them, and addressing the matters set forth in Schedule III hereto.

               (h)    Except as contemplated in the Prospectus,
                      (i) the Company shall not have sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree; and (ii) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, the Company shall not have incurred any liability or obligation, direct or contingent, or entered into transactions, and there shall not have been any change in the capital stock or long-term debt of the Company or any change in the condition (financial or other), net worth, business, affairs, management, prospects or results of operations of the Company, the effect of which, in any such case described in clause
                      (i) or (ii), is in your judgment so material or adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered on such Closing Date (and, if applicable, the Option Closing Date) on the terms and in the manner contemplated in the Prospectus.

               (i) There shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or the American Stock Exchange or the establishing on such exchanges by the Commission or by such exchanges of minimum or maximum prices which are not in force and effect on the date hereof; (ii) a general moratorium on commercial banking activities declared by either federal or state authorities; (iii) the outbreak or escalation of hostilities involving or affecting the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause
                      (iii) in your judgment makes it
                      impracticable or inadvisable to proceed with the public offering or the delivery of the Shares in the manner contemplated in the Prospectus; (iv) any calamity or crisis, change in national, international or world affairs, act of God, change in the international or domestic markets, or change in the existing financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in this clause (iv) makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares in the manner contemplated in the Prospectus; or (v) the enactment, publication, decree, or other promulgation of any federal or state statute, regulation, rule, or order of any court or other governmental authority, or the taking of any action by any federal, state or local government or agency in respect of fiscal or monetary affairs, if the effect of any such event specified in this clause (v) in your judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares in the manner contemplated in the Prospectus.

               (j) You shall have received certificates, dated the Closing Date (and, if applicable, the Option Closing Date) and signed by the President and the Chief Financial Officer of the Company stating that (i) they have carefully examined the Registration Statement and the Prospectus as amended or supplemented and nothing has come to their attention that would lead them to believe that either the Registration Statement or the Prospectus, or any amendment or supplement thereto as of their respective effective or issue dates, contained, and the Prospectus as amended or supplemented at such Closing Date, contains any untrue statement of a material fact, or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and, that (ii) all representations and warranties made herein by the Company are true and correct in all material respects at such Closing Date, with the same effect as if made on and as of such Closing Date, and all agreements herein to be performed by the Company on or prior to such Closing Date have been duly performed in all material respects.

               (k)    The Company and each of the Selling
                      Shareholders shall not have failed, refused, or been unable, at or prior to the Closing Date (and, if applicable, the Option Closing
                      Date) to have performed in all material
                      respects any agreement on their part to be performed or any of the conditions herein contained and required to be performed or satisfied by them at or prior to such Closing Date.

               (l) The Company and the Selling Shareholders shall have furnished to you at the Closing Date (and, if applicable, the Option Closing
                      Date) such other certificates as you may have reasonably requested as to the accuracy, on and as of such Closing Date, of the representations and warranties of the Company and the Selling Shareholders herein and as to the performance by the Company and the Selling Shareholders of their obligations hereunder.

               (m)    The Shares shall have been approved for
                      trading upon official notice of issuance on the NNM.

               (n) The NASD shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

               (o) The agreements mentioned in Section 5(m) shall be in full force and effect.

               All such opinions, certificates, letters and documents will be in compliance with the provisions hereof only if they are reasonably satisfactory to you and to Peper, Martin, Jensen, Maichel and Hetlage, counsel for the several Underwriters. The Company and Selling Shareholders will furnish you with such conformed copies of such opinions, certificates, letters and documents as you may request.

               If any of the conditions specified above in this
Section 6 shall not have been satisfied at or prior to the Closing Date (and, if applicable, the Option Closing Date) or waived by you in writing, this Agreement may be terminated by you on notice to the Company and the Selling Shareholders.

       7.      INDEMNIFICATION.

               (a) The Company will indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and will reimburse each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, such Preliminary Prospectus or the Prospectus, or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by you or by any Underwriter through you, specifically for use in the preparation thereof; and provided, further, that if any Preliminary Prospectus or the Prospectus contained any alleged untrue statement or allegedly omitted to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and such statement or omission shall have been corrected in a revised Preliminary Prospectus or in the Prospectus or in an amended or supplemented Prospectus, the Company shall not be liable to any Underwriter or controlling person under this subsection (a) with respect to such alleged untrue statement or alleged omission to the extent that any such loss, claim, damage or liability of such Underwriter or controlling person results from the fact that such Underwriter sold Shares to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, such revised Preliminary Prospectus or

                      Prospectus or amended or supplemented Prospectus. This indemnity agreement shall be in addition to any liabilities which the Company may otherwise have.

               (b) Each Selling Shareholder will indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, such Preliminary Prospectus or the Prospectus, or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company or any Underwriter by such Selling Shareholder specifically for use in the preparation thereof; and will reimburse any legal or other expenses reasonably incurred by each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity contained in this subsection
                      (b) with respect to any Preliminary
                      Prospectus shall not inure to the benefit of
                      any Underwriter (or to the benefit of any
                      person controlling such Underwriter) in
                      respect of any action or claim asserted by
                      a person who purchased any Shares from such
                      Underwriter, if, within the time required by
                      the Act such person was not sent or given a
                      copy of the Prospectus, as then amended or
                      supplemented.  In no event, however, shall
                      the liability of any Selling Shareholder for
                      indemnification under this Section 7(b)
                      exceed the proceeds received by such Selling
                      Shareholder from the Underwriters in the
                      offering.   This indemnity agreement shall
                      be in addition to any liabilities which the Selling Shareholders may otherwise have.

               (c) Each Underwriter will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement and, each person, if any, who controls the Company within the meaning of the Act, and each Selling
                      Shareholder, against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director, officer or controlling person or any such Selling Shareholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration
                      Statement, any Preliminary Prospectus, the
                      Prospectus, any amendment or supplement
                      thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, such Preliminary
                      Prospectus or the Prospectus, such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by any such Underwriter specifically for use in the preparation thereof; and will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person or any such Selling
                      Shareholder in connection with investigating or defending any such loss, claim, damage, liability or action. The Company and each Selling Shareholder acknowledge that the statements set forth under the heading
                      "Underwriting" in any Preliminary Prospectus and the Prospectus constitute the only information relating to the Underwriters furnished in writing to the Company by the Underwriters expressly for inclusion in the Registration Statement, any Preliminary
                      Prospectus or the Prospectus.

               (d) Any party which proposes to assert the right to be indemnified under this Section 7 shall, within ten (10) days after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party under this Section 7, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served, but the omission so to notify such indemnifying party of any such action, suit or proceeding shall not relieve such indemnifying party from any liability which it may have to any indemnified party otherwise than under this Section 7. In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party, similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its own counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party at the expense of the indemnifying party has been authorized by the indemnifying party,
                      (ii) the indemnified party shall have been advised by such counsel in a written opinion that there may be a conflict of interest between the indemnifying party and the indemnified party in the conduct of the defense, or certain aspects of the defense, of such action (in which case the indemnifying party shall not have the right to direct the defense of such action with respect to those matters or aspects of the defense on which a conflict exists or may exist on behalf of the indemnified party) or
                      (iii) the indemnifying party shall not in fact have employed counsel to assume the defense of such action, in any of which events such fees and expenses to the extent applicable shall be borne by the indemnifying party. An indemnifying party shall not be liable for any settlement of any action or claim effected without its consent. Each indemnified party, as a condition of such indemnity, shall cooperate in good faith with the indemnifying party in the defense of any such action or claim.

               (e)    If the indemnification provided for in this
                      Section 7 is for any reason, other than
                      pursuant to the terms thereof, judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right to appeal) to be unavailable to an indemnified party under subsections (a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Selling Shareholders and the
                      Underwriters from the offering of the
                      Shares.  If, however, the allocation
                      provided by the immediately preceding
                      sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault, as applicable, of the Company, the Selling Shareholders and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as other relevant equitable considerations. The relative benefits received by, as applicable, the Company, the Selling Shareholders and the Underwriters shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Shareholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Shareholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling
                      Shareholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection
                      (e) were determined by pro rata allocation
                      (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e).
                      The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e): No
                      Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter; no Selling Shareholder shall be required to contribute any amount in excess of the proceeds received by such Selling
                      Shareholder from the Underwriters in the offering; and, no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint.

       8. REPRESENTATIONS AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties, and agreements of the Company and the Selling Shareholders contained in Sections 7 and 11 herein or in certificates delivered pursuant hereto, and the agreements of the Underwriters contained in Section 7 hereof, shall remain operative and in full force and effect regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any Underwriter or any controlling person, the Company or any of its officers, directors or any controlling persons, or the Selling Shareholders, and shall survive delivery of the Shares to the Underwriters hereunder.

       9.      SUBSTITUTION OF UNDERWRITERS.

               (a) If any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six (36) hours after such default by any Underwriter you do not arrange for the purchase of such Shares, then the Company and the Selling Shareholders shall be entitled to a further period of thirty-six (36) hours within which to procure another party or parties reasonably satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Company and the Selling Shareholders that you have so arranged for the purchase of such Shares, or the Company and the Selling Shareholders notify you that they have so arranged for the purchase of such Shares, you or the Company and the Selling Shareholders shall have the right to postpone the Closing Date for a period of not more than seven (7) days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any persons substituted under this Section 9 with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

               (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters made by you or the Company and the Selling Shareholders as provided in subsection (a) above, the aggregate number of Shares which remains unpurchased does not exceed one tenth (1/10) of the total Shares to be sold on the Closing Date, then the Company and the Selling Shareholders shall have the right to require each non-defaulting Underwriter to purchase the Shares which such Underwriter agreed to purchase hereunder and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

               (c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters made by you or the Company and the Selling Shareholders as provided in subsection (a) above, the number of Shares which remains unpurchased exceeds one tenth (1/10) of the total Shares to be sold on the Closing Date, or if the Company and the Selling Shareholders shall not exercise the right described in subsection (b) above to require the non-defaulting Underwriters to purchase Shares of the defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company and the Selling Shareholders except for the expenses to be borne by the Company and the Underwriters as provided in
                      Section 11 hereof and the indemnity and
                      contribution agreements in Section 7 hereof;
                      but nothing herein shall relieve a
                      defaulting Underwriter from liability for its default.

       10.     EFFECTIVE DATE AND TERMINATION.

               (a) This Agreement shall become effective at 1:00 p.m., St. Louis time, on the first business day following the effective date of the Registration Statement, or at such earlier time after the effective date of the Registration Statement as you in your discretion shall first release the Shares for offering to the public; provided, however, that the provisions of Section 7 and 11 shall at all times be effective. For the purposes of this Section 10(a), the Shares shall be deemed to have been released to the public upon release by you of the publication of a newspaper advertisement relating to the Shares or upon release of telegrams, facsimile transmissions or letters offering the Shares for sale to securities dealers, whichever shall first occur.

               (b) This Agreement may be terminated by you at any time before it becomes effective in accordance with Section 10(a) by notice to the Company and the Selling Shareholders; provided, however, that the provisions of this Section 10 and of Section 7 and Section 11 hereof shall at all times be effective. In the event of any termination of this Agreement pursuant to Section 9 or this
                      Section 10(b) hereof, the Company and the Selling Shareholders shall not then be under any liability to any Underwriter except as provided in Section 7 or Section 11 hereof.

               (c) This Agreement may be terminated by you at any time at or prior to the Closing Date by notice to the Company and the Selling Shareholders if any condition specified in
                      Section 6 hereof shall not have been
                      satisfied on or prior to the Closing Date.
                      Any such termination shall be without
                      liability of any party to any other party except as provided in Sections 7 and 11 hereof.

               (d) This Agreement also may be terminated by you, by notice to the Company and the Selling Shareholders, as to any obligation of the Underwriters to purchase the Option Shares, if any condition specified in
                      Section 6 hereof shall not have been
                      satisfied at or prior to the Option Closing
                      Date or as provided in Section 9 of this Agreement.

               If you terminate this Agreement as provided in Sections 10(b), 10(c) or 10(d), you shall notify the Company and the Selling Shareholders by telephone or telegram, confirmed by letter.

       11. COSTS AND EXPENSES. The Company and the Selling Shareholders will bear and pay the costs and expenses incident to the registration of the Shares and public offering thereof, including, without limitation, (a) the fees and expenses of the Company's accountants and the fees and expenses of counsel for the Company, (b) the preparation, printing, filing, delivery and shipping of the Registration Statement, each Preliminary Prospectus, the Prospectus and any amendments or supplements thereto (except as otherwise expressly provided in Section 5(d) hereof) and the printing, delivery and shipping of this Agreement, the Agreement Among Underwriters, the Selected Dealer Agreement, Underwriters' Questionnaires and Powers of Attorney and Blue Sky Memoranda, (c) the furnishing of copies of such documents (except as otherwise expressly provided in Section 5(d) hereof) to the Underwriters, (d) the qualification of the Shares for offering and sale under the securities laws of the various states and in connection with qualification under NASD regulations, including the reasonable fees and disbursements of Underwriters' counsel relating to such qualifications, (e) the fees payable to the NASD and the Commission in connection with their review of the proposed offering of the Shares, (f) all printing and engraving costs related to preparation of the certificates for the Shares, including transfer agent and registrar fees, (g) all initial transfer taxes, if any,
(h) all fees and expenses relating to the authorization of the Shares for trading on NNM, (i) all travel expenses, including air fare and accommodation expenses, of representatives of the Company in connection with the offering of the Shares and
(j) all of the other costs and expenses incident to the performance by the Company and Selling Shareholders of the registration and offering of the Shares; provided, however, that the

Underwriters will bear and pay the fees and expenses of the Underwriters' counsel (other than fees and disbursements relating to the qualification of the Shares for offering and sale under the securities laws of the various states and qualifications under NASD regulations), the Underwriters' out-of-pocket expenses, and any advertising costs and expenses incurred by the Underwriters incident to the public offering of the Shares; and provided, further, that the Selling Shareholders will bear and pay the fees and expenses of the Selling Shareholders' counsel.

               If this Agreement is terminated by you in accordance with the provisions of Section 10(c), the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel to the Underwriters.

       12. DEFAULT OF SELLING SHAREHOLDERS. Failure or refusal by any of the Selling Shareholders to sell and deliver on the Closing Date the Shares agreed to be sold and delivered by such Selling Shareholder shall in no manner relieve the other Selling Shareholders or the Company of their respective obligations under this Agreement. If any Selling Shareholder should fail or refuse to sell and deliver his Shares, the remaining Selling Shareholders shall have the right hereby granted to increase, pro rata or otherwise, the number of Shares to be sold by them hereunder to the total number of Shares to be sold by all Selling Shareholders as set forth in Schedule I. If the remaining Selling Shareholders do not fully exercise the right to increase the number of Shares to be sold by them, the Underwriters, at your option, will have the right to elect to purchase or not to purchase the Shares to be sold by the Company and the remaining Selling Shareholders. In the event the Underwriters purchase the Shares of the Company and such other Selling Shareholders pursuant to this Section 12, the Closing Date shall be postponed for a period of not more than seven days in order that the Registration Statement and Prospectus or other documents may be amended or supplemented to the extent necessary under the provisions of the Act and the Rules and Regulations or under the securities laws of any jurisdiction. If the Underwriters determine not to purchase the Shares of the Company and the other Selling Shareholders, if any, this Agreement shall terminate and neither the Company nor the Underwriters nor any other Selling Shareholder shall be under any obligation under this Agreement except as provided in Section 7 hereof and except for the obligation of the Company to pay for such expenses as are set forth in Section 11 hereof. Nothing herein shall relieve a defaulting Selling Shareholder from liability for his default or from liability under Section 7 hereof or for expenses imposed by this Agreement upon such Selling Shareholder.

       13. NOTICES. All notices or communications hereunder, except as herein otherwise specifically provided, shall be in writing and if sent to the Underwriters shall be mailed, delivered, sent by facsimile transmission, or telegraphed and confirmed c/o
A.G. Edwards & Sons, Inc. at One North Jefferson Avenue, St. Louis, Missouri 63103, Attention: Syndicate, facsimile number (314) 955-7387, or if sent to the Company shall be mailed, delivered, sent by facsimile transmission, or telegraphed and confirmed to the Company at 67 43rd Street, Wheeling, West Virginia 26003, Attention:
Lawrence E. Bandi, facsimile number (304) 232-1558, or if sent to any Selling Shareholder shall be mailed, delivered, sent by facsimile transmission or telegraphed and confirmed to such Selling Shareholder, c/o the Attorney-in-Fact at --------------------------. Notice to any Underwriter pursuant to Section 7 shall be mailed, delivered, sent by facsimile transmission, or telegraphed and confirmed to such Underwriter's address as it appears in the Underwriters' Questionnaire furnished in connection with the offering of the Shares or as otherwise furnished to the Company and the Selling Shareholder.

       14. PARTIES. This Agreement shall inure to the benefit of and be binding upon the Underwriters and the Selling Shareholders, and the Company and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, corporation or other entity, other than the parties hereto and their respective successors and assigns and the controlling persons, officers and directors referred to in Section 7, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto and their respective successors and assigns and said controlling persons and said officers and directors, and for the benefit of no other person, corporation or other entity. No purchaser of any of the Shares from any Underwriter shall be construed a successor or assign by reason merely of such purchase.

               In all dealings with the Company and the Selling Shareholders under this Agreement you shall act on behalf of each of the several Underwriters. The Company and the Selling Shareholders shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of the Underwriters, made or given by you on behalf of the Underwriters, as if the same shall have been made or given in writing by the Underwriters.

       15. COUNTERPARTS. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

       16. PRONOUNS. Whenever a pronoun of any gender or number is used herein, it shall, where appropriate, be deemed to include any other gender and number.

       17. APPLICABLE LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Missouri.

               If the foregoing is in accordance with your understanding, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among the Company, each of the Selling Shareholders and the Underwriters.

                                VALLEY NATIONAL GASES, INC.



                                By:---------------------------------------------
                                Title:  President


                                Selling Shareholders Named in Schedule I Hereto



                                By:--------------------------------------------
                                               Attorney-in-Fact

Accepted in St. Louis,
Missouri as of the date
first above written, on
behalf of ourselves and each
of the several Underwriters
named in Schedule II hereto.

A.G. EDWARDS & SONS, INC.
OPPENHEIMER & CO., INC.

By:  A.G. Edwards & Sons, Inc.

By:-----------------------------
Title:  Senior Vice President

                        SCHEDULE I

                                      Number of
Selling Shareholders                 Firm Shares
--------------------                 -----------
Lawrence E. Bandi                      37,000

John R. Buchwack                       15,000

William A. Indelicato                  30,000


       Total                           82,000
                                       ======

                                    29

                           SCHEDULE II

Name                               Number of Shares
----                               ----------------
A.G. Edwards & Sons, Inc.             _________

Oppenheimer & Co., Inc.               __________

________________________              __________

________________________              __________

________________________              __________

________________________              __________

________________________              __________

________________________              __________

________________________              __________

________________________              __________

________________________              __________

________________________              __________

                                Total __________

                          SCHEDULE III


     Pursuant to Section 6(g) of the Underwriting Agreement, Arthur Andersen LLP shall furnish letters to the Underwriters to the effect that:

     1. In their opinion, the financial statements and any supplementary financial information and schedules audited (including pro forma financial information examined) by them and included in the Prospectus or the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the applicable Rules and Regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited interim financial statements, selected financial data, pro forma financial information, or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the Representatives of the Underwriters (the "Representatives").

     2. On the basis of limited procedures, not constituting an audit in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, performing the procedures specified by the AICPA for a review of interim financial information as discussed in SAS No. 71, Interim Financial Information, on the latest available interim financial statements of the Company and Weldco, Inc., inspection of the minute books of the Company and Weldco, Inc. since the date of the latest audited financial statements included in the Prospectus, inquiries of officials of the Company and Weldco, Inc. responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

          (a) any material modifications should be made to the unaudited balance sheet statements of operations, statements of cash flows, and statements of changes in Shareholder's equity included in the Prospectus for them to be in conformity with generally accepted accounting principles, or such unaudited statements, included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations thereunder.

          (b) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included in the Prospectus.

          (c) the unaudited financial statements which were not included in the Prospectus but from which were derived any unaudited condensed financial statements referred to in Clause (a) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (b) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included in the Prospectus.

          (d) any unaudited pro forma condensed financial statements included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements.

          (e) as of a specified date not more than five (5) days prior to the date of such letter, there have been any changes in the capital stock or any increase in the long-term debt of the Company, or any decreases in working capital, net current assets or net assets or other items specified by the Representatives, or any changes in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter.

          (f) for the period from the date of the latest financial statements included in the Prospectus to the specified date referred to in Clause (e) there were any decreases in net sales or income from operations or the total or pro forma per share amounts of net income or any other changes in any other items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for changes, decreases or increases which the Prospectus discloses have occurred or may occur or which are described in such letter.

     3. In addition to the audit referred to in their report(s) included in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraph (3) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives, which are derived from the general accounting records of the Company for the periods covered by their reports and any interim or other periods since the latest period covered by their reports, which appear in the Prospectus, or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and have found them to be in agreement.